UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2016 (February 19, 2016)
AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
0-50481	56-1953785
(Commission File Number)	(IRS Employer Identification No.)

26361 Crown Valley Parkway, Suite 150
Mission Viejo, California 92691
(Address of Principal Executive Offices, Including Zip Code)
949-481-9825
(Registrant's Telephone Number, Including Area Code)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On February 19, 2016, Aeolus Pharmaceuticals, Inc. (the "Company") received notice from the U.S. Food & Drug Administration ("FDA") that the clinical hold on the safety study in healthy normal volunteers proposed in its Investigational New Drug Application ("IND") for AEOL 10150 in the pulmonary effects of Acute Radiation Syndrome ("Lung-ARS") has been removed.  The Company plans to initiate the proposed safety study as soon as practicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  February 23, 2016                                                                                     AEOLUS PHARMACEUTICALS, INC.

                                                                                                                                   /s/ David C. Cavalier
                                  Chairman & Chief Financial Officer